Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
Goodwill
Goodwill balances and activity for the years ended December 31, 2016 and 2015 consisted of the following:

	Segment
	Wholesale	Retail	Consolidated
	(in millions)
Balance at December 31, 2014	$724	$425	$1,149
Goodwill adjustment related to Aloha acquisition	(54)	5	(49)
Goodwill related to Alta East acquisition	17	—	17
Goodwill related to other acquisitions	—	6	6
Balance at December 31, 2015	687	436	1,123
Goodwill adjustment related to Alta East acquisition	2	—	2
Goodwill related to Kolkhorst acquisition	3	—	3
Goodwill related to Emerge acquisition	78	—	78
Goodwill impairment	—	(156)	(156)
Balance at December 31, 2016	$770	$280	$1,050

Goodwill represents the excess of the purchase price of an acquired entity over the amounts allocated to the assets acquired and liabilities assumed in a business combination. During the year ended December 31, 2016, we continued our evaluation of the Denny, Emerge, Kolkhorst, Valentine, and Alta East acquisitions' purchase accounting analysis with the assistance of a third party valuation firm.
Goodwill is recorded at the acquisition date based on a preliminary purchase price allocation and generally may be adjusted when the purchase price allocation is finalized. In accordance with ASC 350-20-35 “Goodwill - Subsequent Measurements,” during the fourth quarter of 2016, we performed goodwill impairment tests on our reporting units and recognized a goodwill impairment charge of $642 million on our retail reporting unit, $156 million of which was allocated to continuing operations. primarily due to changes in assumptions related to projected future revenues and cash flows from the dates the goodwill was originally recorded. The goodwill in the Retail reporting unit is comprised primarily of amounts recorded as a result of the purchase price allocations for ETP’s acquisitions of Sunoco, Inc. and MACS in 2012 and 2013, respectively. The impairment charge was driven primarily by changes in our organizational and capital structure following the completion of the dropdown transactions from ETP in 2014, 2015 and 2016 and changes in our construction plan for new-to-industry sites.
The Partnership determined the fair value of its reporting units using a weighted combination of the discounted cash flow method and the guideline company method. Determining the fair value of a reporting unit requires judgment and the use of significant estimates and assumptions. Such estimates and assumptions include revenue growth rates, operating margins, weighted average costs of capital and future market conditions, among others. The Partnership believes the estimates and assumptions used in our impairment assessments are reasonable and based on available market information, but variations in any of the assumptions could result in materially different calculations of fair value and determinations of whether or not an impairment is indicated. Under the discounted cash flow method, the Partnership determined fair value based on estimated future cash flows of each reporting unit including estimates for capital expenditures, discounted to present value using the risk-adjusted industry rate, which reflect the overall level of inherent risk of the reporting unit. Cash flow projections are derived from one year budgeted amounts and five year operating forecasts plus an estimate of later period cash flows, all of which are evaluated by management. Subsequent period cash flows are developed for each reporting unit using growth rates that management believes are reasonably likely to occur. Under the guideline company method, the Partnership determined the estimated fair value of each of our reporting units by applying valuation multiples of comparable publicly-traded companies to each reporting unit’s projected EBITDA and then averaging that estimate with similar historical calculations using a three year average. In addition, the Partnership estimated a reasonable control premium representing the incremental value that accrues to the majority owner from the opportunity to dictate the strategic and operational actions of the business.
Other Intangibles
Gross carrying amounts and accumulated amortization for each major class of intangible assets, excluding goodwill, consisted of the following:

	December 31, 2016			December 31, 2015
	Gross Carrying Amount	Accumulated Amortization	Net Book Value	Gross Carrying Amount	Accumulated Amortization	Net Book Value
	(in millions)
Indefinite-lived
Tradenames	$286	$—	$286	$281	$—	$281
Contractual rights	43	—	43	34	—	34
Finite-lived
Customer relations including supply agreements	611	198	413	543	148	395
Favorable leasehold arrangements, net	4	3	1	7	—	7
Loan origination costs	10	4	6	9	2	7
Other intangibles	3	—	3	1	—	1
Intangible assets, net	$957	$205	$752	$875	$150	$725

We review amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If such a review should indicate that the carrying amount of amortizable intangible assets is not recoverable, we reduce the carrying amount of such assets to fair value. We review non-amortizable intangible assets for impairment annually, or more frequently if circumstances dictate.
Total amortization expense on finite-lived intangibles included in depreciation, amortization and accretion was $62 million, $37 million and $11 million for the years ended December 31, 2016 and 2015, and the Successor period September 1, 2014 through December 31, 2014, respectively, and was $3 million for the Predecessor period January 1, 2014 through August 31, 2014.
Customer relations and supply agreements have a remaining weighted-average life of approximately 9 years. Favorable leasehold arrangements have a remaining weighted-average life of approximately 12 years. Non-competition agreements and other intangible assets have a remaining weighted-average life of approximately 12 years. Loan origination costs have a remaining weighted-average life of approximately 3 years.
As of December 31, 2016, the Partnership’s estimate of amortization includable in amortization expense and interest expense for each of the five succeeding fiscal years and thereafter for finite-lived intangibles is as follows (in millions):

	Amortization	Interest
2017	$63	$2
2018	61	2
2019	59	2
2020	54	—
2021	37	—
Thereafter	143	—
Total	$417	$6